Income Tax	12 Months Ended
Dec. 31, 2021
Income Tax [Abstract]
Income Tax	Income Tax
Due to the Company’s early stage of development, it is not probable that future taxable profit will be available against which the unused tax losses can be utilized. As a consequence, deferred tax assets are recognized up to deferred tax liabilities.
Temporary differences mainly result from leases, provision for defined benefit obligation and tax losses carryforwards.
As of December 31, 2021, the accumulated tax losses carryforwards of Innate Pharma SA were €392,359 thousand with no expiration date (€231,167 and €339,274 thousand as of December 31, 2019 and 2020). As of December 31, 2021, the accumulated tax losses carryforwards of Innate Pharma Inc. was €14,198 thousand, or $16,081 thousand, (€5,098 thousand, or $5,727 thousand and €11,955 thousand, or $14,670 thousand as of December 31, 2019 and 2020, respectively), with a 20-year period expiration.
Tax rate reconciliation

	Year ended December 31,
(in thousands of euro)	2019	2020	2021
Net income (loss) before tax	(20,759)	(63,984)	(52,809)
Statutory tax rate	31.00%	28.00%	26.50%
Income tax benefit / (expense) calculated at statutory tax rate	6,435	17,916	13,994
Increase / (decrease) in income tax benefit / (expenses) arising from:
Differences in tax rates	137	128	62
Research tax credit	5,021	3,961	3,091
Provision for defined benefit obligations	(20)	(117)	39
Share-based compensation	(1,186)	(693)	(694)
Revenue from collaboration agreements	(5,251)	8,824	(3,313)
Non-recognition of deferred tax assets related to tax losses and temporary differences	(5,136)	(15,746)	(14,433)
Carry-back	—	—	—
Impact linked to intra-group merger operations	—	(16,288)	—
Impact linked to the exercise of a real estate leasing option	—	(1,103)	—
Others differences	—	3,118	1,254
Income tax benefit / (expense) (a)	—	—	—
Effective tax rate	0%	0%	0%
Deferred tax income / (loss) (b)	—	—	—
Income tax benefit / (expense) (a) + (b)	—	—	—